UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 13, 2015

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Supplemental Federal Income Tax Considerations
The information included on this Current Report on Form 8-K under this heading “Supplemental Federal Income Tax Considerations” and the information on Exhibit 99.1 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “Federal Income Tax Considerations” in the prospectus dated May 13, 2014, which forms part of the Registration Statement on Form S-3 (File No. 333-192237) of Spirit Realty Capital, Inc. filed with the Securities and Exchange Commission on November 8, 2013, as amended (the “Registration Statement”). The information included in this Current Report on Form 8-K and the information on Exhibit 99.1 hereto supersedes, in its entirety, the discussion under the heading “Supplemental Federal Income Tax Considerations” in the prospectus supplement dated September 15, 2014, which forms part of the Registration Statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Supplemental Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)
Date: November 13, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Supplemental Federal Income Tax Considerations